Exhibit 99.1

NOVEMBER 14-15, 2016 THE GOLD & SILVER SUMMIT 2016

Cautionary Statement 2 This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentation, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. The Company's dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. All currency information quoted in U.S. dollars. To see end notes, technical disclosure and cautionary guidance, and cautionary note regarding NON-GAAP measures, go to www.mcewenmining.com/files/presentation_disclosure.pdf If you are risk adverse, don’t buy our stock. Don’t rely on anything in this presentation.

ASSET RICH LEVERAGE TO GOLD, SILVER & COPPER DEBT FREE

4 Source: Bloomberg. As of November 11, 2016. 1Three year average. High Beta1 To Gold 2.7x Significant Leverage to the Gold Price $9.50 $9.15 $0.42 $0.36 $2.67 26x 22x $0.65 Rob McEwen Becomes CEO US Gold McEwen Mining Share Price US$ 0 2 4 6 8 10 2000 2004 2008 2012 2016

5.2 M US$800 M @$2.67 Market Cap 305 M 300 M Common Shares 5 Source: Bloomberg. As of November 11, 2016. 1Share volume NYSE and TSX combined. 3 Month Avg. Daily Share Volume Trading Liquidity1 NYSE & TSX MARKET FACTS Weekly Volume (Millions Shares) Shares Outstanding Fully Diluted 25% 24% 6% 45% Ownership Rob McEwen Indices Institutional Retail/Unidentified 0 20 40 60 80 2000 2004 2008 2012 2016

% Increase needed to achieve 2010-2012 highs Gold Shares Offer Better Upside Potential Than Gold Price Increase (or Decrease) Needed to Achieve 2010-12 Highs 6 2010-2012 HIGHS Current Price Source: Bloomberg. US$. 2010-2012 date & high closing price. Franco Nevada 2012-10-05 $60.85. Royal Gold 2012-09-28 $99.83. Gold 2011-09-05 $1900. Agnico Eagle 2010-12-06 $87.13. Newmont 2011-11-07 $72.13. McEwen 2011-04-08 $9.15. GDX 2011-09-08 $66.63. Current closing price as of November 11, 2016. McEwen $2.67 $20.92 $31.59 $42.24 $1,228 $65.48 $57.22 243% 218% 128% 106% 55% 52% 6% McEwen GDX Newmont Agnico Eagle Gold Royal Gold Franco Nevada

Production Growth – Gold Equivalent Ounces 7 154koz 127koz 121koz 88koz Production in gold equivalent ounces. Gold / silver ratio 75:1. 2016-2020 based on internal estimates. 1 2018 includes ramp-up production from Gold Bar of 10 koz of production. (Est. 75 koz annualized) 2 2019 includes El Gallo Silver est. 43k gold equivalent production. 142koz 144koz 1 144koz 247koz 2 247koz

8 Gold / silver ratio 75:1 Forecast 2016 Production 31% 69% 42% 58% Forecast 2019 Production Silver 3,337,000 oz Gold 99,500 oz Silver 6,800,000 oz Gold 140,000 oz

Decreasing Costs 9 $685 $962 US $ / oz Au Eq Gold / silver ratio 75:1 $860 $700 $- $200 $400 $600 $800 $1,000 $1,200 2013A 2014A 2015A 2016E Total Cash Costs All in Sustaining Cash Costs

Generating Positive Free Cash Flow1 10 1 Cash provided by operating activities, which is presented on the consolidated statement of cash flow, for the Q3 2016 10-Q. 2 Treasury in cash, investments and precious metals at market price. This non-GAAP disclosure is defined in Q3 2016 10-Q. US$ Millions US$ Millions Treasury Growing2 No Debt No Streaming No Royalties No Financing Treasury $68 M $24.4M Q3 $15.6M Nov 4 2016 YTD $0 $10 $20 $30 $40 $50 $60 $70 Q4 Q4 Oct-14 2014 2015 2016 -$50 -$40 -$30 -$20 -$10 $0 $10 $20 $30 2013 2014 2015 2016

Next Payment February 2017 Capital Distribution to Shareowners 11 1¢ Per Share Paid Semi-annually In February & August Tax Free in US & Canada We have a Yield

Cost Base $127M Big Insider Ownership Strong Alignment with Fellow Shareowners 12 Rob McEwen Chief Owner 25% $1 Annual salary No cash bonus No options

Deepening Management 13 Xavier Ochoa Extensive experience with all stages of feasibility, development and operations of large scale projects: Antamina, Las Bambas and Antapaccay in Peru, and El Pachon. Former Vice President of Projects for Glencore and Construction Manager for Bechtel. Masters Mining Engineering. Strong senior executive, managed large open pit and underground operations. Former Mine General Manager, Goldcorp’s Cerro Negro, Tintaya and Antapaccay Copper Mines for Glencore and Xstrata. Mining Engineer. President & COO Donald Brown SVP, Projects Ron Espell Environmental Director Jeff Snyder Director, Technical Services Barrick, American Vanadium, and various governmental roles within the Nevada State Mining Regulation & Reclamation. Twin Creeks, Lone Tree, Midas, Carlin Mine, and Hycroft.

Location of Assets 14 2 Producing Mines 2 Mines to be Built + 1 Big Copper Deposit

15 Argentina Turnaround Mining Story of 2016! New President, New Government Rapidly Improving Investment Climate Exchange rate Mining export taxes Pro-business Pro-mining

16 President of Argentina Mauricio Macri Governor of San Juan Province Sergio Uñac Minister of Mines of San Juan Dr. Alberto Hensel Recent Meetings in Argentina (September 12-15, 2016)

Production: San José Mine - Gold & Silver 17 1 Reserve grade 2 Production in gold equivalent ounces. Gold / silver ratio 75:1. 100% basis. 3Goldcorp website, 2016 production estimate. Santa Cruz, Argentina Underground Mine, Narrow Vein, High Grade High Grade1 484 gpt Silver & 7.11 gpt Gold 2016 Production Cost2 Cash $780/oz, AISC $990/oz Annual Production MUX’s 49% Share 89,000 oz Gold Eq. or 45,000 oz Gold & 3.3 Moz Silver Mine Life 5 Years 2016 Exploration Budget $6.5 Million San José Mine Drill Target Areas Property Outline N 10 Km 0 20 Goldcorp Cerro Negro 2016 Production3 475-525 koz Au Key Features

Improved Performance in Argentina 18 2012 2015 2016 $20 million dividend $500,000 dividend Budget forecast $7.5 million dividend Annualized Incremental Revenue $1,228 /oz1 +$178 x 45,000oz2 = +$8 million $17.36 /oz1 +$3.36 x 3,300,000oz2 = +$11.1 million San José Contribution 1As of November 11, 2016 NY close. Surplus at todays prices. Source Kitco.com 2Annual production MUX’s 49% share. Budget Assumptions Au $1,050 Ag $14

Production: El Gallo Mine – Gold Sinaloa State Mexico 19 1Q3 Production. 2Production in gold equivalent ounces. Gold / silver ratio 75:1. Open Pit, Heap Leach 1.4 gpt Gold1 2016 Est. Production Cost2 Cash $550/oz, AISC $620/oz 2016E Production 55,000 oz Key Features Mine Life +2.5 Years 2016 Exploration Budget $3M

El Gallo Complex Exploration Potential 20 El Gallo Mine 4.5 km 48 core holes 2.94 gpt / 38.2 m 9.59 gpt / 9.1 m 1.82 gpt / 31.5 m 7.82 gpt / 5.4 m 1.85 gpt / 15.2 m 9 core holes 1.2 gpt / 15.3 m 0.62 gpt / 6.9 m 0.54 gpt / 3.9 m Open Open Open Mineralization 5.6 Surface Rock Samples (Gold gpt) Core Holes 2.7 24 13 1.6 1 1 14.8 5.4 Meters 0 150 300 MUX Property Outline Mineralization in surface samples and drill holes coincide with zones of high resistivity *All grades are in gpt gold. The above mineralized drill holes have not been included in McEwen Mining’s reserve or resources High Resistivity 5.5 2.8 9.6 24.8 7.5 Area of Drilling

Development Pipeline: Gold Bar – Gold 21 Cortez Trend Nevada, USA Gold Price $1,150 $1,250 $1,350 After Tax IRR 20% 30% 40% Payback in Years 3 yrs 2.4 yrs 1.9 yrs Positive Feasibility Study (Oct. 2015) @ $1,150 / oz Open Pit, Heap Leach, 1.1 gpt oxide ore, Low Capex Economic Sensitivity

Development Pipeline: Gold Bar – Gold


Cortez Trend
Nevada, USA

Key Features

1. **Great Address**
2. Open Pit, Heap Leach
   0.032 opt (1.1 gpt)
3. Annual Avg Production
   65 koz Gold
4. Cash Costs
   $728/oz
5. Mine Life
   6 Years
6. Mine Permitting Expected
   2H 2017


Silver Standard
Marigold
BMX
Battle Mountain Cortez Trend
Barrick's Biggest Gold Mines
Premier
McCoy-Cove
Cortez Pipeline
Cortez
Gold Rush Discovery
Tonkin
Gold Bar South
Gold Bar
N
0 10 20
Km
Waterton
Ruby Hill

22

Gold Bar Exploration Potential 23 N 10 5 Km 100 ft @ 0.16 opt (30 m @ 5.48 gpt) 173 ft @ 0.08 opt (52.7 m @ 2.74 gpt) 0 4.22 gpt Au / 16.8 m1 Gold Bar Open Pits Gold Bar South Resource Legend Open Open Open Open 1Not included in NI 43-101. Cortez Trend Nevada, USA

LEVERAGE TO SILVER

Development Pipeline: El Gallo Silver




Sinaloa
State
Mexico

Key Features

1. Location
   Near Existing Operations
2. Grade
   125 gpt Silver
3. Projected Avg Annual Production[1]
   3.5 Moz Silver / Yr
4. Requires Higher Silver Price
   +$21 / oz
5. New ECONOMIC Study Underway
   FS Q4 2016


MUX Property Outline
El Gallo Silver
El Gallo Mine
0
3
6
Miles
N

[1]Feasibility study based on internal economic studies, September 2012 @ $25/oz Silver, $1,415/oz Gold.

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0.71% Cu / 166m 0.50% Cu / 269m Inc. 0.95% Cu / 45m 0.49% Cu / 329m Inc. 0.71% Cu / 101m 0.44% Cu / 529m 1.01% Cu / 216m 1.05% Cu / 236m 25 San Juan Province, Argentina Los Azules World Class Copper Deposit 19.7 Billion lbs Cu at 0.55% Plus Gold and Silver: Resources1 1August 1, 2013 NI 43-101 Technical Report, Los Azules Porphyry Copper Project. 18-24 Month Work Program New PEA underway Drilling Geophysics Metallurgy Environmental studies Government negotiations

LEVERAGE TO COPPER
Los Azules


San Juan
Province,
Argentina

Key Features

1. **Large Deposit[1]**
   Gold Equivalent +40Moz

2. **Government Tax Changes**
   Big Impact on Capex & Opex

3. **New PEA Underway**

[1]August 1, 2013 NI 43-101 Technical Report, Los Azules Porphyry Copper Project.
Resources: indicated copper 5.4 B lb, inferred 14.3 B lbs.

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Catalysts for Growth 27 Improving Business Environment Argentina Pro-business Pro-mining Government Extending Mine Life 2016 Property Acquisitions Mexico Nevada Mining R&D Exploration 2016 $3.0M Mexico $6.5M Argentina $1.5M Nevada M&A S&P 500 Contact info: Christina McCarthy, Director, Corporate Development, 1.866.441.0690 • cd@mcewenmining.com

Reasons why gold looks good now 28

29 The Beginning of New Gold Uptrend Gold is Again Moving Up in All Major Currencies US$ EUR Source: Bloomberg. As of November 11, 2016 % US$ EUR % 2001 - 2011 2012 - Present Big $ invested in Mining Looks like it’s starting again Dec 17, 2015 $1,051 -40 -30 -20 -10 0 10 2012 2013 2014 2015 2016 0 200 400 600 2001 2003 2005 2007 2009 2011

30 Student Loan $1T Food Stamps Federal Debt $20T Money Printing $4T Home Ownership Velocity of M2 Money Supply One Example of The Developed World’s Attempt to Get the Economy Moving THE IMPACT

31 # Gold Ounces to Buy the DJIA Source: Bloomberg. As of November 11, 2016 15 oz Nov 11, 2016

32 Source: Bloomberg. As of November 11, 2016. Gold / Silver Ratio (1970 - Present) Gold / Copper Ratio (1970 - Present) 100 71 14 1970 487 750 83 1975 1980 1985 1990 1995 2000 2005 2010 2015 0 200 400 600 800 166 32 74 MUX Provides Leverage to Gold, Silver & Copper Current Silver $17.36 $38 / oz Ag Current Copper $2.52 $7.4 / lb Cu Gold Price $1,228 Current Gold $ / 166 Current Gold $ / 32 0 20 40 60 80 100 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015

IN MY MINE(D) Time for a Mining Rant 33 “Our most important audience, our shareowners, need to be given more respect” April 1, 2016, The Canadian Mining Journal www.canadianminingjournal.com Contact info Christina McCarthy, Director, Corporate Development, 1.866.441.0690 • cd@mcewenmining.com